The Saratoga Advantage Trust

Supplement dated April 17, 2006

to the

Statement of Additional Information

Dated January 31, 2006 of the Saratoga Advantage Trust

Reference is made to the information table provided under the section entitled “PORTFOLIO MANAGERS” – “Other Accounts Managed” located beginning on page 43 of the Statement of Additional Information. The information relating to Mr. Keith Yoder and Caterpillar Investment Management Ltd. is deleted in its entirety and replaced with the following information, which is provided as of December 31, 2005:

Portfolio Manager	Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed* ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
F. Martin Koenig Integrity Money Management, Inc.	Energy & Basic Materials Portfolio	4	33.2	0	0	0	0	33.2
Mark J. Roach Vaughan Nelson Investment Management, LP	Mid Capitalization Portfolio	14	386.8	8	112.7	132	1.5 billion	2.0 billion
Dennis Alff Vaughan Nelson Investment Management, LP	Mid Capitalization Portfolio	N/A *	N/A *	N/A *	N/A *	N/A *	N/A *	N/A *

* Mr. Alff joined Vaughan Nelson Investment Management, LP in March 2006.

* * * * *

Reference is made to the section entitled “Conflicts of Interest” beginning on page 44 of the Statement of Additional Information.  The information contained in the first full paragraph on page 45 is deleted in its entirety and replaced with the following:

Mr. F. Martin Koenig of Integrity Money Management, Inc. is the Senior Portfolio Manager of the Energy & Basic Materials Portfolio. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund.  The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of funds.  The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•     With respect to securities transactions for the Portfolio, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio.

•     The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one account but not all accounts with respect to which a portfolio manager has day-to-day management responsibilities.  The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Adviser’s code of ethics will adequately address such conflicts.

•     Although portfolio managers generally do not trade securities in their own personal account, the Adviser has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that the codes of ethics will adequately address such conflicts.

The Adviser has adopted certain compliance procedures that are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Mr. Mark J. Roach and Mr. Dennis G. Alff of Vaughan Nelson Investment Management, LP are the Co- Portfolio Managers of the Mid Capitalization Portfolio.  Mr. Roach and Mr. Alff are required to comply with the policies and procedures adopted by Vaughan Nelson Investment Management, L.P., which are designed to address potential conflicts of interest as they may arise.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account.  Portfolio managers who manage other investment accounts in addition to the Mid Capitalization Portfolio may be presented with the following potential conflicts:

1)  a conflict between the investment strategy of the Mid Capitalization Portfolio and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy;

2)  a conflict in the allocation of investment opportunities amongst accounts within the strategy employed by the Mid Capitalization Portfolio;

3)  a conflict in the allocation of limited investment opportunities between the strategy employed by the Mid Capitalization Portfolio and other managed accounts for which advisory fees are based upon the performance of the account; and

4)  a conflict between the investment strategy of the Mid Capitalization Portfolio and the portfolio managers’ personal accounts.

Vaughan Nelson maintains policies and procedures in place (including a Code of Ethics governing all activities and trading within personal accounts) that address these potential conflicts of interest to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.

* * * * *

Reference is made to the section entitled “Compensation” beginning on page 45 of the Statement of Additional Information.  The information contained in the last paragraph on page 47 is deleted in its entirety and replaced with the following:

Mr. Koenig, Senior Portfolio Manager for the Energy & Basic Materials Portfolio is compensated by Integrity Money Management, Inc. for his management of the Portfolio.  Mr. Koenig’s compensation is based on a salary. He is not compensated for client retention. Integrity Mutual Funds, Inc.  (the “Company”) sponsors a 401(k) plan for all its employees. This plan is primarily funded by employee elective deferrals with matching contributions by the Company, to some extent. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contributions up to 3% and ½% for each additional percent contributed up to 5%. Integrity Mutual Funds, Inc. has established a program in which it will grant interests in Integrity Mutual Funds, Inc. stock to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow investment staff and other key employees to participate in the long-term growth of the value of the firm.

Mr.  Roach and Mr. Alff, Co-Portfolio Managers for the Mid Capitalization Portfolio are compensated by Vaughan Nelson Investment Management, LP for their management of the Portfolio.   Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.  Portfolio management professionals are compensated through a fixed base salary, variable bonus and a contribution to the firm’s retirement plan. The variable bonus component, as a whole for all portfolio management professionals, is based upon a percentage of the firm’s operating profit, as defined.  Each portfolio management professional’s participation in the variable bonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group (on a  rolling three year basis), and an assessment of the quality of client service provided.  The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel.  Key employees are allocated stock options at the discretion of the Compensation Committee as part of a long-term incentive package.

There is no distinction of compensation amongst the Portfolio and any other accounts managed.

* * * * *

Reference is made to the section entitled “Ownership of Securities” located on page 48 of the Statement of Additional Information.  The information relating to Mr. Yoder is deleted in its entirety and replaced with the following:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities Beneficially Owned (as of 12/31/05)
F. Martin Koenig	Energy & Basic Materials	NONE
Mark J. Roach	Mid Capitalization	NONE
Dennis Alff	Mid Capitalization	NONE

Reference is made to Appendix B to the Statement of Additional Information.  The section entitled “PROXY VOTING POLICIES & PROCEDURES – CIML” beginning on page 87 is deleted in its entirety and replaced with the following:

Integrity Money Management, Inc. Proxy Voting Guidelines Summary

The following is a concise summary of Integrity Money Management, Inc.’s proxy voting policy guidelines.

1.  Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•     An auditor has a financial interest in or association with the company, and is therefore not independent

•     Fees for non-audit services are excessive, or

•     There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2.   Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support.  These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Integrity Money Management, Inc.’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE.  Where Integrity Money Management, Inc. recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.   Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by Integrity Money Management, Inc.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

*          It is intended for financing purposes with minimal or no dilution to current shareholders

*          It is not designed to preserve the voting power of an insider or significant shareholder

2.   Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, Integrity Money Management, Inc. will value every award type. Integrity Money Management, Inc. will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Integrity Money Management, Inc. determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•     Historic trading patterns

•     Rationale for the repricing

•     Value-for-value exchange

•     Option vesting

•     Term of the option

•     Exercise price

•     Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

*          Purchase price is at least 85 percent of fair market value

*          Offering period is 27 months or less, and

*          Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

2.   Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE.  While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vaughan Nelson Investment Management, L.P.

Proxy Voting Policy, Procedures and Guideline

Introduction

The Securities and Exchange Commission (“SEC”) adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 which addresses an investment adviser’s duty with regard to the voting of proxies for clients.  Under the new rule an adviser must:

a)    Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the client’s best interest and to address procedures to be undertaken in the event a material conflict arises between the firm’s interest and that of our clients as to how a particular security or proxy issue is voted;

b)    Disclose to clients how they may obtain information regarding how the firm voted with respect to the client’s securities; and

c)    Describe the firm’s policies and procedures to clients and, upon request, furnish a copy of the policies and procedures to the requesting client.

The policy and procedures below have been reasonably designed to ensure proxies are voted in the best interest of our clients and in compliance with Rule 206(4)-6.  Our authority to vote proxies for our clients is established through either the advisory contract (if the contract is silent, implied by the overall delegation of discretionary authority), or our fiduciary responsibility to ERISA clients under Department of Labor regulations.

Policy

The firm undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists or potentially exists.

The firm has created a proxy voting guideline (the “Guideline”) reasonably believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material.  In drafting this guideline the firm considered the nature of the firm’s business and the types of securities being managed.  The firm created the Guideline to help ensure voting consistency on issues common amongst issuers and to help serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy.

Guideline Formulation

The majority of proxy issues to be voted on are both recurring in nature and common amongst issuers.  This would include items ranging from the election of directors and ratification of auditors to cumulative voting and “poison pills”.  A proxy voting guideline has been developed to reflect how we believe a vote should be cast in order to support the best interest of our clients.  The use of this guideline also facilitates a process that supports voting consistency and efficiency in administration.  However, it should be acknowledged that a “blanket voting approach” cannot be applied to many recurring and common issues.  The guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in our client’s best interest.

The guideline is the work product of the firm’s investment committee who has the responsibility to determine how proxy issues should be voted to promote the interest of our clients.  The investment committee draws on various sources of information in reviewing/formulating the guideline including, but not limited to, research provided by an independent research firm (Institutional Shareholder Services), internal research, published information on corporate governance and experience.

Proxy Voting Guideline

                                                                                             Vote                         Discuss

                                                                                             with    Vote     Vote    with

                                                                                           Mgmt.    For   Against  Mgr.

Directors

*     Voting on director nominees in uncontested elections      x

*     Chairman and CEO can be the same person                  x

*     Majority of directors must be independent                     x

*     Minimum stock ownership requirements                        x

*     Term of office                                                               x

*     D&O indemnification and liability protection                  x

*     Director nominees in contested elections                                                           x

*     Reimburse dissident proxy solicitation expenses                                                x

Ratifying Auditors                                                                             x

Charitable Contributions - proposals to limit                                                  x

Proxy Contest Defenses

*     Efforts to further the annual election of directors                           x

*     Efforts that allow director removal w/ or w/o cause                      x

*     Efforts that allow shareholders to elect director vacancies                           x

*     Efforts to permit cumulative voting                                               x

*     Efforts to allow shareholders to call special meetings                    x

*     Efforts to allow shareholder action by written consent                  x

*     Fixed size of Board                                                                     x

Tender Offer Defenses

*     Poison Pills                                                                                                x

*     Fair Price Provisions - no more than simple majority req’d.                         x

*     Anti-Greenmail                                                                            x

*     Anti-Greenmail bundled with other provisions                                                           x

*     Pale Greenmail with restructuring                                                                              x

*     Dual class exchange offers or recapitalizations                                             x

*     Supermajority Vote Requirement to amend Charter or Bylaws                    x

*     Supermajority Vote Requirement to approve mergers                                 x

*     Shareholder approval of preferred issues other than general                         x

                                                                                             Vote                         Discuss

                                                                                             with    Vote     Vote    with

                                                                                           Mgmt.    For   Against  Mgr.

Confidential Voting                                                                           x

Significant Shareholder Access to Management Proxy Material                  x

Shareholder Advisory Committees                                                                x

Capital Structure

* Increase common stock authorized                                                                            x

* Increase common stock authorized more than 100%                                                  x

* Splits and reverse splits                                                                    x

* Blank Check Preferred stock not used for defense                           x

* New class of Unspecified Preferred Stock                                                    x

* Increase in authorized Blank Check Preferred                                                            x

* Reduce Par Value of stock                                                              x

* Shareholder proposals for Preemptive Rights                                                             x

* Debt Restructurings                                                                                                   x

* Open market share repurchases                                                       x

Executive and Director Compensation (Generally vote with

      management; review with manager if management and ISS split.)

* Additional disclosure of compensation                                x

* Limitations on executive and director compensation            x

* Golden Parachutes require shareholder ratification                            x

* ESOPs implementation or increase require shareholder                     x

* 401(k) Plans                                                                                    x

* Stock Incentive / Compensation plan origination or increase

           In shares allotted                                                         x

Efforts to Include the Cost of Stock Options in Expenses                 x

State of Incorporation

* Opt in state takeover statutes                                                            x

* Opt out of state takeover statutes                                                                  x

* Change state of incorporation                                                                                    x

Mergers and Restructurings

* Mergers and acquisitions                                                                                           x

* Restructurings                                                                                                           x

* Spin-offs                                                                                                                  x

* Asset Sales                                                                                                              x

* Liquidations                                                                                                             x

* Shareholder Appraisal Rights (right to require an appraisal)                            x

* Change in corporate name                                                                  x

                                                                                             Vote                         Discuss

                                                                                             with    Vote     Vote    with

                                                                                           Mgmt.    For   Against  Mgr.

Social and Environmental Issues-

* Energy and Environment                                                       x

* Conducting business in politically sensitive regions                 x

* Military issues                                                                      x

* Maquiladora and international operating standards                x

* EEOC                                                                                 x

* Animal rights                                                                        x

* Product integrity and marketing                                            x

* Human resource issues                                                        x

Conflicts of Interest

The most common conflicts of interest result from a situation involving a business relationship and/or a potential financial benefit to the firm.  The firm does not envision a large number of situations where a conflict of interest would exist or potentially exist between the firm and its clients given the nature of the firm’s business, clients, relationships and the types of securities managed.  Notwithstanding, apparent or actual conflicts of interest may arise from time to time.  In such instances the firm will undertake to vote such proxies in the continued best interest of clients in accordance with the procedures put in place addressing potential or actual material conflicts.

A potential conflict may be resolved in either of the following manners:

•      If the proposal that gives rise to an actual or potential conflict is specifically addressed in the Guideline, the firm may vote the proxy in accordance with the pre-determined Guideline; provided that the pre-determined Guideline involves little or no discretion on the firm’s part; or

•      The firm may follow the recommendations of Institutional Shareholder Services (“ISS”), an independent third party, as to how the proxy should be voted.

Procedures

The procedures to be performed in the execution or our proxy voting duty to clients will be as follows:

Oversight

The Compliance Officer will be responsible for the administration and oversight of the proxy voting process.  The Compliance Officer will also:

1.    Review and update the firm’s policies and procedures as necessary.

2.    Coordinate the review and update of the firm’s proxy voting guidelines by the investment committee or its designee.

3.    Consult with and coordinate the voting of proxies with the appropriate portfolio manager as needed.

The Compliance Officer (CO) and Proxy Administrator (PA) will oversee the use of Institutional Shareholder Services (ISS), an outside third-party vendor, who provides assistance with proxy research, proxy voting and record retention.

Account Setup

1.    New clients will receive a copy of the “Description of Proxy Voting Policies and Procedures” as part of information provided in connection with the firm’s New Client Checklist.

2.    At the time a contract is entered into a determination will be made as to whether the client will retain proxy voting responsibilities.  A separate acknowledgement will be obtained where the client elects to retain proxy voting responsibilities.

3.    The PA will arrange for client proxy material to be forwarded to ISS for voting.

Voting Process

1.    The PA periodically uploads a file detailing all the securities held on behalf of our clients to ISS.

2.    ISS is responsible for matching the proxy material received with this listing and following up with any custodian that has not forwarded proxies within a reasonable time.

3.    Through web access and the ISS software the PA is able to determine for each security its record date, meeting date and whether ISS has completed proxy research on the security.

4.    The PA will download the ISS proxy research for each security along with a copy of the voting form and forward the package to the CO.

5.    The CO will make a determination as to whether a material conflict exists with regard to the proxy or an individual proxy issue.  The results of this determination will be documented and initialed on the proxy voting form.

6.    The CO will review the proxy issues against the firm’s Guideline and cast each vote on the voting form, if able, and sign off on having voted those issues.

a)    If all issues were able to be voted within the Guideline the package will be returned to the PA for voting.

b)    If issues exist for which a case-by-case review must be made the package is forwarded to the appropriate manager.  The manager will review the information within the package and any other necessary information in order to formulate the vote to be cast.  The rationale for any departures from the firm’s Guideline will be documented within the package.  All votes will be indicated on the voting form and the manager will sign off as to having voted those issues.  The package will then be returned to the PA for voting.

c)    As described under “Conflicts of Interests”, where a material conflict exists the firm may vote the issue 1) in accordance with the Guideline if the application of such policy to the issue at hand involves little or no discretion on the part of the firm, or 2) as indicated by the independent third-party research firm, ISS.  By voting conflicts in accordance with the indication of an independent third-party, the firm will be able to demonstrate that the vote was not a product of a conflict of interest.  An indication that this was the approach taken to vote the issue will be made and signed off on by the CEO.  The package will then be returned to the PA for voting.

1.    Through the software interface with ISS the PA will indicate, review and submit our vote on individual securities.  The PA is able to re-submit our vote up until the day before the meeting which can accommodate cases where new information may come to light.

2.    ISS will then process the vote with the issuer on behalf of the firm.

Limitations

There may be circumstances or situations that may preclude or limit the manner in which proxies are voted.  This may include but is not limited to:

•      Mutual Funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons

•      International Securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so

•      New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material

•      Unsupervised Securities – where the firm does not have a basis on which to offer advice

•      Unjustifiable Costs – where the firm may abstain from voting a client proxy in a specific instance if, in our good faith determination, the costs involved in voting such proxy cannot be justified (e.g. costs associated with obtaining translations of relevant proxy materials for non-U.S. securities) in light of the benefits to the client of voting.  In accordance with the firm’s fiduciary duties, the firm shall in appropriate cases weigh the costs and benefits of voting proxy proposals and shall make an informed decision with respect to whether voting a given proxy proposal is prudent.  The decision will take into account the effect that the vote, either by itself or together with other votes, is expected to have on the value of client’s investment and whether this expected effect would outweigh the cost of voting.

•      ERISA accounts – with respect to ERISA clients for whom we have accepted the responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as the firm’s duty to avoid prohibited transactions.

Disclosure to Clients

The disclosure/delivery to clients required by Rule 206(4)-6 includes “a concise summary of the firm’s proxy voting process rather than a reiteration of the firm’s policies and procedures” and an indication that “a copy of the policies and procedures is available on request.”  The method of delivering this summary is not stipulated, however, it must be clear, not hidden in a longer document and delivered directly to the client.  In addition, the disclosure should describe how the client may obtain information from the adviser on how it voted with respect to the client’s securities.

Recordkeeping

The following records relating to the voting of proxies will be maintained for a period of five years from the end of the fiscal year in which the entry was made, the first two onsite at the firm.

1.    A copy of the proxy voting policies and procedures – CO

2.    Proxy statements received on client securities – PA, ISS, Edgar

3.    Record of vote cast for each client – ISS, PA

4.    Internal voting package and any document created that was material to the decision or to a departure from the Guideline – PA

5.    Each written request for proxy voting information (policy or votes cast) and the firm’s written response to any client request for such records – PA, CO